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                       MANAGEMENT TERMINATION AGREEMENT


     This MANAGEMENT TERMINATION AGREEMENT dated as of May 12, 1998, is made by and among Hit or Miss Inc., a Delaware corporation ("Sub"), Access Industries, L.L.C., a Delaware limited liability company ("Access") and Gantos, Inc., a Michigan corporation (the "Company").

     WHEREAS, Sub and Access entered into a Management Agreement dated September 30, 1995 (the "Management Agreement") (the Management Agreement is attached hereto as EXHIBIT A);

     WHEREAS, HOM Holding, Inc., the parent corporation of Sub ("Holding"), and Sub propose to enter into a Merger Agreement (the "Merger Agreement") with the Company, pursuant to which Holding will merge with and into the Company (the "Merger"); and

     WHEREAS, pursuant to the Merger Agreement, it is condition to Closing (as that term is defined in the Merger Agreement) that the Company issue 455,500 Company Warrants (as that term is defined in the Merger Agreement) to Access in exchange for the consideration hereinafter set forth and that this Management Termination Agreement be in full force and effect.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sub, Access and the Company hereby agree as follows:

1. TERMINATION OF AGREEMENT. In consideration for the Company Warrants to be issued to Access, subject to the consummation of the Merger and effective as of the Closing Date (as such term is defined in the Management Agreement), Access hereby agrees that the Management Agreement attached hereto as EXHIBIT A is terminated and shall be of no further force and effect. In the event that the Merger does not occur, the Management Agreement shall remain in full force and effect, and this Management Termination Agreement shall have no effect.

2. ISSUANCE OF WARRANTS. In consideration for termination of the Management Agreement set forth above, upon the consummation of the Merger, the Company hereby agrees to issue to Access 455,500 Company Warrants.

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     IN WITNESS WHEREOF, this Management Termination Agreement has been executed as a sealed instrument as of the date first set forth above by Sub, Access and the Company.


                                   HIT OR MISS INC.


                                   ------------------------------
                                   By:
                                   Title:

                                   ACCESS INDUSTRIES, L.L.C.


                                   ------------------------------
                                   By:
                                   Title:


                                   GANTOS, INC.


                                   ------------------------------
                                   By:
                                   Title:

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                           EXHIBIT A

                      Management Agreement